UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2013

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
As Altria Group, Inc. (“Altria”) previously announced, its Chairman and Chief Executive Officer, Martin J. Barrington, and other senior management presenters will give a live presentation today, June 11, 2013, at its Investor Day in New York, New York. In connection with the presentation, Altria is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference: the text of the remarks, attached as Exhibit 99.1 hereto, and the press release announcing the key highlights of the presentation, attached as Exhibit 99.2 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 8.01.    Other Events.
2013 Full-Year Guidance
Altria Group, Inc. (“Altria”) has revised its guidance for 2013 full-year reported diluted earnings per share (“EPS”) from a range of $2.49 to $2.55 to a range of $2.50 to $2.56 to reflect the impact of an additional $36 million credit to be applied against Philip Morris USA Inc.’s (“PM USA”) Master Settlement Agreement payment obligations as a result of an additional two states joining the previously disclosed settlement with certain states of the non-participating manufacturer adjustment (“NPM Adjustment”) disputes for 2003 - 2012. This revised forecast includes estimated net income of $0.15 per share, as detailed in the table below, as compared with the 2012 full-year reported diluted EPS of $2.06, which included $0.15 per share of net expenses, as detailed in the table below. Expected 2013 full-year adjusted diluted EPS, which excludes the items in the table below, represents a growth rate of 6% to 9% over 2012 full-year adjusted diluted EPS.
For more information on the NPM Adjustment, see Altria’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 (the “2013 First Quarter Form 10-Q”).
The factors described in the Forward-Looking and Cautionary Statements section of the press release attached as Exhibit 99.2 to this Current Report on Form 8-K represent continuing risks to this forecast.

Expense (Income), Net Included in Reported Diluted EPS
	2013	2012
Loss on early extinguishment of debt	$—	$0.28
NPM Adjustment	(0.16)	—
Asset impairment, exit and implementation costs	—	0.01
SABMiller special items	0.01	(0.08)
PMCC leveraged lease benefit	—	(0.03)
Tax items*	—	(0.03)
	$(0.15)	$0.15
* Excludes the tax impact of the Philip Morris Capital Corporation (“PMCC”) leveraged lease benefit.
Adjusted diluted EPS is a financial measure that is not consistent with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Altria’s management reviews diluted EPS on an adjusted basis, which excludes certain income and expense items that management believes are not part of underlying operations. These items may include, for example, loss on early extinguishment of debt, restructuring charges, SABMiller plc (“SABMiller”) special items, certain PMCC leveraged lease items, certain tax items, tobacco and health judgments, and settlements of certain NPM Adjustment disputes. Altria’s management does not view any of these special items to be part of its sustainable results as they may be highly variable and difficult to predict and can distort underlying business trends and results. Altria’s management believes it is appropriate to disclose this non-GAAP financial measure to provide useful insight into underlying business trends and results, and to provide a more meaningful comparison of year-over-year results. Adjusted measures are used by management and regularly provided to Altria’s chief operating decision maker for planning, forecasting and evaluating the performances of Altria’s businesses, including allocating resources and evaluating results relative to employee compensation targets. This information should be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Restated Retail Share Performance
As previously disclosed in the 2013 First Quarter Form 10-Q, effective in the first quarter of 2013, retail share results for cigarettes are based on a new tracking service, IRI/Management Science Associate Inc. (“MSAi”), and retail share results for cigars and smokeless products are based on a new tracking service, IRI InfoScan. These cost-effective new services measure retail share in stores representing trade classes selling a significant majority of the volume of the product being measured. For other trade classes selling cigarettes, retail share is based on shipments from wholesalers to retailers reported through the Store Tracking Analytical Reporting System (“STARS”). Retail market share results reported using the new services cannot be meaningfully compared to retail market shares previously reported by Altria’s tobacco companies under the previous services.

As a result of the transition to the new tracking services for cigarettes and cigars, PM USA and John Middleton Co. have restated previously released 2012 and 2011 retail share results, which are summarized below. The restated retail share results for 2012 were previously reported in the 2013 First Quarter Form 10-Q.

	Smokeable Products
	Restated Retail Share
	For the Years Ended December 31,
	2012	2011
Cigarettes:
Marlboro	43.6%	43.0%
Other premium	3.2	3.4
Discount	3.5	2.9
Total cigarettes	50.3%	49.3%
Cigars:
Black & Mild	30.5%	30.5%
Other	0.3	0.2
Total cigars	30.8%	30.7%

As a result of the transition to the new tracking service for smokeless products, PM USA and U.S. Smokeless Tobacco Company LLC have restated previously released 2012 and 2011 retail share results, which are summarized below. The restated retail share results for 2012 were previously reported in the 2013 First Quarter Form 10-Q.

	Smokeless Products
	Restated Retail Share
	For the Years Ended December 31,
	2012	2011
Copenhagen	27.9%	25.9%
Skoal	22.5	23.0
Copenhagen and Skoal	50.4	48.9
Other	4.8	5.9
Total smokeless products	55.2%	54.8%

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Remarks by Martin J. Barrington, Chairman and Chief Executive Officer, Altria Group, Inc., and other senior management presenters, dated June 11, 2013 (furnished pursuant to Item 7.01)
	99.2	Altria Group, Inc. Press Release, dated June 11, 2013 (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel
DATE: June 11, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Remarks by Martin J. Barrington, Chairman and Chief Executive Officer, Altria Group, Inc., and other senior management presenters, dated June 11, 2013 (furnished pursuant to Item 7.01)
99.2	Altria Group, Inc. Press Release, dated June 11, 2013 (furnished pursuant to Item 7.01)